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EXHIBIT 31.1

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of the Annual Report on Form 10-K/A for the year ended December 31, 2002 (the 'Report') by META Group, Inc. (the 'Company'), each of the undersigned hereby certifies that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alfred J. Amoroso Alfred J. Amoroso President and Chief Executive Officer
/s/ John A. Piontkowski John A. Piontkowski Executive Vice President and Chief Financial Officer

Dated: October 31, 2003

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  EXHIBIT 31.1